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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                 June 2, 1999

                      ROBERTS PHARMACEUTICAL CORPORATION
                      ----------------------------------
            (exact name of registrant as specified in its charter)

  New Jersey                       1-1-432                        22-2429994
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)                  Identification
incorporation)                                                      Number)


                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
                          ---------------------------
         (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: 732-676-1200



         (Former name or former address, if changed from last report)

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                                      -2-

Item 5. Other Events
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                Roberts Pharmaceutical Corporation announced today that Ronald
M. Nordmann has joined the Company's Board of Directors. Roberts Board of Directors consists of nine members with Mr. Nordmann joining as the seventh outside director.

        Since 1994, Mr. Nordmann has been a Partner and Portfolio Manager with Deerfield Management, a large health care investment fund. Additional wall street experience includes: Managing Director, Senior Healthcare Analyst with Paine Webber Inc. and Senior Vice President, Senior Healthcare Analyst with Oppenheimer & Co. Prior to joining the financial community, Mr. Nordmann served as Manager, Marketing Research for the Warner-Lambert Co. (Warner-Chilcott Laboratories). He received a BA degree in Business and Industrial Management from Johns Hopkins University and a MBA degree, Magna Cum Laude, from Fairleigh Dickinson University.

        Roberts stated that with Mr. Nordmann's experience in the pharmaceutical industry and financial community, his election to the Board reflects Roberts' continued commitment to the growth of operations and to the enhancement of shareholder value.

        At the annual meeting of shareholders held on May 27, 1999, in addition to Mr. Nordmann's election to Roberts' Board, shareholders also re-elected the Honorable Marilyn Lloyd, Messrs. Digby Barrios, Zola Horovitz, Joseph Noonburg, Joseph Smith, and Robert Vukovich as outside Directors. Mr. John Spitznagel, Roberts' President and CEO, and Mr. Robert Loy, Executive Vice President of Operations, were also re-elected to the Board.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ROBERTS PHARMACEUTICAL CORPORATION
                                -----------------------------------
                                            (Registrant)

Date: June 3, 1999      /s/ Anthony A. Rascio
                        --------------------------
                        Anthony A. Rascio
                        Vice President

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FORWARD LOOKING STATEMENTS

     Certain statements included in Item 5 of this form 8-K are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. The Registrant cautions readers that forward looking statements, including, without limitation, those relating to the Registrant's future business prospects, revenues, cost of sales, intangible dispositions and write-offs, continuing operations and discontinued operations, and liquidity and capital resources, are subject to certain risks and uncertainties, including, without limitation, the ability of the Registrant to secure regulatory approval in the United States and in foreign jurisdictions for the Registrant's developmental pipeline drugs, the efforts of the Registrant's competitors and the introduction of rival pharmaceutical products which may prove to be more effective than the Registrant's products, general market conditions, the availability of capital, and the uncertainty over the future direction of the healthcare industry, that could cause actual results to differ materially from those indicated in the forward looking statements.